UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                       AMENDMENT TO APPLICATION ON REPORT
                  FILED PURSUANT TO SECTION 12, 13 AND 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
                               BAB HOLDINGS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                 AMENDMENT NO. 2

The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K (Date of Report: June 5, 1996), as amended by Form 8-K/A (Date of Report: August 5,
1996), as set forth herein.

                  Item 2:           Acquisition or Disposition of Assets

                  Item 7: Financial Statement, Pro Forma Financial Information and Exhibits


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                BAB HOLDINGS, INC.


Dated:  November 19, 1996       By: /s/ THEODORE P. NONCEK
                                    --------------------------------------------
                                    Theodore P. Noncek, Chief Financial Officer
                                    (Principal accounting and financial officer)


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     This Form 8-K/A is a second amendment to Form 8-K filed on June 5, 1996 concerning the acquisition on May 21, 1996 by BAB Holdings, Inc. (the "Registrant") of substantially all of certain assets of Strathmore Bagels Franchise Corporation ("Strathmore"), a New York corporation. This amendment consists solely of the unaudited interim financial statements of Strathmore as of May 21, 1996 and for the periods January 1, 1996 through May 21, 1996, and January 1, 1995 through May 31, 1995, which statements were not included in the Form 8-K/A as filed on August 5, 1996.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS

         The following exhibit is filed herewith.
Exhibit
   No.         Description of Exhibit
-------        ----------------------

 10.28 Unaudited Condensed Historical Financial Statements of Strathmore Bagels Franchising Corporation as of May 21, 1996 and for the period from January 1, 1996 through May 21, 1996 and for the period from January 1, 1995 through May 31, 1995.

INDEX
NUMBER         DESCRIPTION                                                PAGE #
------         -----------                                                ------

 10.28 Unaudited Condensed Historical Financial Statements of Strathmore Bagels Franchising Corporation as of May 21,
               1996 and for the period from January 1, 1996 through May 21, 1996 and for the period from January 1, 1995 through May 31, 1995.